December 12, 2012
Toyota Motor Sales, U.S.A., Inc.
19001 South Western Avenue
Torrance, California 90509

RE:	AutoNation, Inc. Consent Agreement
Dear Sir or Madam:
Reference is made to that certain letter agreement dated as of January 28, 2009, as amended to date (the "Consent Agreement"), by and among Toyota Motor Sales, U.S.A., Inc. ("Toyota"), AutoNation, Inc. ("AutoNation"), ESL Investments, Inc. and its investment affiliates set forth on Exhibit A to the Consent Agreement, and such other investment affiliates of ESL Investments, Inc. and individuals that have been added as parties to the Consent Agreement pursuant to paragraph 7 of the Consent Agreement. Capitalized terms used but not defined in this letter agreement shall have the meanings ascribed thereto in the Consent Agreement.
Each of the parties hereto hereby: (i) agrees that the "Termination Date" of the Consent Agreement as set forth in paragraph 5 thereto, which previously read "December 31, 2012," shall be amended to read "December 31, 2013," and (ii) reaffirms the terms of the Consent Agreement, as further extended by this letter agreement, and agrees that the Consent Agreement, as amended hereby, shall remain in full force and effect until terminated in accordance with its terms. ESL Investments, Inc. represents that (a) all of its affiliates whose sole business is to invest in securities and related instruments and that Own (as such term is defined in the Framework Agreement) Common Stock are signatories to this letter agreement and (b) William Crowley is no longer a director, officer or principal of ESL Investments, Inc. or any such affiliate. Based on the foregoing representations, each of the parties hereto acknowledges that the signatories to this letter agreement are an accurate and complete list of the parties to the Consent Agreement as of the date hereof.
This letter agreement (a) may not be amended, waived or modified except by an instrument in writing signed by Toyota, AutoNation and ESL Investments, Inc. and (b) may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but which when taken together shall constitute one and the same letter agreement.
Please acknowledge your agreement to the foregoing by signing and returning to the undersigned as soon as possible a counterpart of this letter.
* * *

Very truly yours,

ESL INVESTMENTS, INC.

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

ESL PARTNERS, L.P.

By:	RBS Partners, L.P., as its general partner

By:	ESL Investments, Inc., as its general partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

ESL INSTITUTIONAL PARTNERS, L.P.

By:	RBS Investment Management, L.L.C., as its general partner

By:	ESL Investments, Inc., as its manager

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

ESL INVESTORS, L.L.C.

By:	RBS Partners, L.P., as its manager

By:	ESL Investments, Inc., as its general partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

CBL PARTNERS, L.P.

By:	ESL Investments, Inc., as its general partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

RBS PARTNERS, L.P.

By:	ESL Investments, Inc., as its general partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

RBS INVESTMENT MANAGEMENT, L.L.C.

By:	ESL Investments, Inc., as its manager

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

SPE II PARTNERS, LP

By:	RBS Partners, L.P., as its general partner

By:	ESL Investments, Inc., as its general partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

SPE MASTER II, LP

By:	RBS Partners, L.P., as its general partner

By:	ESL Investments, Inc., as its general partner

By:	/s/ Edward S. Lampert
Name: Edward S. Lampert
Title: Chief Executive Officer

EDWARD S. LAMPERT

/s/ Edward S. Lampert

ACKNOWLEDGED AND AGREED TO
AS OF THE DATE FIRST WRITTEN ABOVE:

TOYOTA MOTOR SALES, U.S.A., INC.

/s/ Randy Pflughaupt
By: Randy Pflughaupt
Its: Group Vice President, Sales Administration

AUTONATION, INC.

/s/ Michael E. Maroone
Michael E. Maroone, President